June 6, 2011

Columbia Global Value Fund

Columbia Funds Series Trust

225 Franklin Street

Boston, MA 02110

Columbia Global Equity Fund

RiverSource Series Trust

225 Franklin Street

Boston, MA 02110

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated as of December 20, 2010, between and among: (i) Columbia Funds Series Trust, a Delaware statutory trust (“Acquired Company”), on behalf of one of its series, Columbia Global Value Fund (“Acquired Fund”); (ii) RiverSource Series Trust, a Massachusetts business trust (“Acquiring Company”), on behalf of one of its series, Columbia Global Equity Fund (“Acquiring Fund”, together with Acquired Fund, the “Funds”); and (iii) for purposes of Section 6.3 and 9.2 of the Agreement, Columbia Management Investment Advisers, LLC (“Columbia”). The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter (the “Closing Date”), pursuant to which Acquiring Fund will acquire substantially all of the assets of Acquired Fund in exchange for shares of beneficial interest in Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund following which the Acquiring Fund Shares received by Acquired Fund will be distributed by Acquired Fund to its shareholders in liquidation and termination of Acquired Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 8.5 of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

Acquired Fund is a series of Acquired Company, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management

June 6, 2011

Columbia Global Value Fund

Columbia Global Equity Fund

investment company. Shares of Acquired Fund are redeemable at net asset value at each shareholder’s option. Acquired Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Fund is a series of Acquiring Company, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

For purposes of this opinion, we have considered the Agreement, the Combined Proxy Statement/Prospectus dated December 20, 2010, and such other items as we have deemed necessary to render this opinion. In addition, the Funds have provided us with three letters dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of the respective entities above has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above). These letters consist of: (i) a letter delivered by Acquired Fund entitled “Acquired Fund Common Tax Representations,” (ii) a letter delivered by Acquiring Fund entitled “Acquiring Fund Common Tax Representations,” and (iii) a joint letter from both Funds.

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

June 6, 2011

Columbia Global Value Fund

Columbia Global Equity Fund

(ii)	No gain or loss will be recognized by Acquired Fund upon (a) the transfer of its assets to Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of all liabilities of Acquired Fund or (b) the distribution of the Acquiring Fund Shares by Acquired Fund to its shareholders in liquidation;

(iii)	No gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of all liabilities of Acquired Fund;

(iv)	The tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer;

(v)	The holding periods of the assets of Acquired Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund;

(vi)	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their shares of Acquired Fund for the Acquiring Fund Shares;

(vii)	The aggregate tax basis of the Acquiring Fund Shares each Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(viii)	The holding period for the Acquiring Fund Shares each Acquired Fund shareholder receives in the Reorganization will include the period for which the shareholder held the Acquired Fund shares exchanged therefor, provided that the shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

(ix)	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

We express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction.

June 6, 2011

Columbia Global Value Fund

Columbia Global Equity Fund

In connection with this opinion, we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service (“IRS”). In that ruling, the IRS held that the so-called “continuity of business enterprise” requirement necessary for tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS’s conclusion in this ruling has always been questionable. In addition, a series of private letter rulings issued in July 2005 and subsequent private letter rulings (that indicate the IRS’s view on these issues but on which, as a matter of law, we are not permitted to rely under Code Section 6110(k)(3)) suggest that the IRS’s position on this issue is evolving: in each of these rulings, the IRS relied upon historic business representations to conclude that the reorganization satisfied the continuity of business enterprise requirement. However, even if the IRS’s 1987 revenue ruling were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

We believe that Acquiring Fund will continue Acquired Fund’s historic business, within the meaning of Treas. Reg. § 1.368-1(d), as an open-end investment company that seeks long term capital growth by investing in a global portfolio of equity securities. Although Acquiring Fund will dispose of securities formerly held by Acquired Fund, these dispositions will be in the normal course of operations (which include redemptions) and fully consistent with Acquiring Fund’s investment objectives and strategies, including those objectives and strategies it shares with Acquired Fund, and all proceeds generated by such dispositions not distributed, including in redemption, will be reinvested in a manner fully consistent with such policies. Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Acquired Fund for the benefit of, among others, the historic stockholders of Acquired Fund, and that, as a result, the continuity of business enterprise doctrine is fulfilled. We call to your attention the fact that there is no case law, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely (i.e., the only ruling that is not a private letter ruling), dealing specifically with the application of the “continuity of business enterprise” requirement to a reorganization involving two or more investment companies.

June 6, 2011

Columbia Global Value Fund

Columbia Global Equity Fund

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP

June 6, 2011

Columbia World Equity Fund

Columbia Funds Series Trust I

225 Franklin Street

Boston, MA 02110

Columbia Global Equity Fund

RiverSource Series Trust

225 Franklin Street

Boston, MA 02110

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated as of December 20, 2010, between and among: (i) Columbia Funds Series Trust I, a Massachusetts business trust (“Acquired Company”), on behalf of one of its series, Columbia World Equity Fund (“Acquired Fund”); (ii) RiverSource Series Trust, a Massachusetts business trust (“Acquiring Company”), on behalf of one of its series, Columbia Global Equity Fund (“Acquiring Fund”, together with Acquired Fund, the “Funds”); and (iii) for purposes of Section 6.3 and 9.2 of the Agreement, Columbia Management Investment Advisers, LLC (“Columbia”). The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter (the “Closing Date”), pursuant to which Acquiring Fund will acquire substantially all of the assets of Acquired Fund in exchange for shares of beneficial interest in Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund following which the Acquiring Fund Shares received by Acquired Fund will be distributed by Acquired Fund to its shareholders in liquidation and termination of Acquired Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 8.5 of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

Acquired Fund is a series of Acquired Company, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management

June 6, 2011

Columbia World Equity Fund

Columbia Global Equity Fund

investment company. Shares of Acquired Fund are redeemable at net asset value at each shareholder’s option. Acquired Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Fund is a series of Acquiring Company, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

For purposes of this opinion, we have considered the Agreement, the Combined Proxy Statement/Prospectus dated December 20, 2010, and such other items as we have deemed necessary to render this opinion. In addition, the Funds have provided us with three letters dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of the respective entities above has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above). These letters consist of: (i) a letter delivered by Acquired Fund entitled “Acquired Fund Common Tax Representations,” (ii) a letter delivered by Acquiring Fund entitled “Acquiring Fund Common Tax Representations,” and (iii) a joint letter from both Funds.

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

June 6, 2011

Columbia World Equity Fund

Columbia Global Equity Fund

(ii)	No gain or loss will be recognized by Acquired Fund upon (a) the transfer of its assets to Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of all liabilities of Acquired Fund or (b) the distribution of the Acquiring Fund Shares by Acquired Fund to its shareholders in liquidation;

(iii)	No gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of all liabilities of Acquired Fund;

(iv)	The tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer;

(v)	The holding periods of the assets of Acquired Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund;

(vi)	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their shares of Acquired Fund for the Acquiring Fund Shares;

(vii)	The aggregate tax basis of the Acquiring Fund Shares each Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(viii)	The holding period for the Acquiring Fund Shares each Acquired Fund shareholder receives in the Reorganization will include the period for which the shareholder held the Acquired Fund shares exchanged therefor, provided that the shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

(ix)	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

We express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction.

June 6, 2011

Columbia World Equity Fund

Columbia Global Equity Fund

In connection with this opinion, we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service (“IRS”). In that ruling, the IRS held that the so-called “continuity of business enterprise” requirement necessary for tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS’s conclusion in this ruling has always been questionable. In addition, a series of private letter rulings issued in July 2005 and subsequent private letter rulings (that indicate the IRS’s view on these issues but on which, as a matter of law, we are not permitted to rely under Code Section 6110(k)(3)) suggest that the IRS’s position on this issue is evolving: in each of these rulings, the IRS relied upon historic business representations to conclude that the reorganization satisfied the continuity of business enterprise requirement. However, even if the IRS’s 1987 revenue ruling were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

We believe that Acquiring Fund will continue Acquired Fund’s historic business, within the meaning of Treas. Reg. § 1.368-1(d), as an open-end investment company that seeks long-term capital growth by investing in a global portfolio of equity securities. Although Acquiring Fund will dispose of securities formerly held by Acquired Fund, these dispositions will be in the normal course of operations (which include redemptions) and fully consistent with Acquiring Fund’s investment objectives and strategies, including those objectives and strategies it shares with Acquired Fund, and all proceeds generated by such dispositions not distributed, including in redemption, will be reinvested in a manner fully consistent with such policies. Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Acquired Fund for the benefit of, among others, the historic stockholders of Acquired Fund, and that, as a result, the continuity of business enterprise doctrine is fulfilled. We call to your attention the fact that there is no case law, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely (i.e., the only ruling that is not a private letter ruling), dealing specifically with the application of the “continuity of business enterprise” requirement to a reorganization involving two or more investment companies.

June 6, 2011

Columbia World Equity Fund

Columbia Global Equity Fund

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP

June 6, 2011

Threadneedle Global Equity Income Fund

RiverSource Global Series, Inc.

225 Franklin Street

Boston, MA 02110

Columbia Global Equity Fund

RiverSource Series Trust

225 Franklin Street

Boston, MA 02110

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated as of December 20, 2010, between and among: (i) RiverSource Global Series, Inc., a Minnesota corporation (“Acquired Company”), on behalf of one of its series, Threadneedle Global Equity Income Fund (“Acquired Fund”); (ii) RiverSource Series Trust, a Massachusetts business trust (“Acquiring Company”), on behalf of one of its series, Columbia Global Equity Fund (“Acquiring Fund”, together with Acquired Fund, the “Funds”); and (iii) for purposes of Section 6.3 and 9.2 of the Agreement, Columbia Management Investment Advisers, LLC (“Columbia”). The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter (the “Closing Date”), pursuant to which Acquiring Fund will acquire substantially all of the assets of Acquired Fund in exchange for shares of beneficial interest in Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund following which the Acquiring Fund Shares received by Acquired Fund will be distributed by Acquired Fund to its shareholders in liquidation and termination of Acquired Fund. This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to Section 8.5 of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

Acquired Fund is a series of Acquired Company, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of Acquired Fund are redeemable at net asset value at each

June 6, 2011

Threadneedle Global Equity Income Fund

Columbia Global Equity Fund

shareholder’s option. Acquired Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Fund is a series of Acquiring Company, which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

For purposes of this opinion, we have considered the Agreement, the Combined Proxy Statement/Prospectus dated December 20, 2010, and such other items as we have deemed necessary to render this opinion. In addition, the Funds have provided us with three letters dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of the respective entities above has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above). These letters consist of: (i) a letter delivered by Acquired Fund entitled “Acquired Fund Common Tax Representations,” (ii) a letter delivered by Acquiring Fund entitled “Acquiring Fund Common Tax Representations,” and (iii) a joint letter from both Funds.

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents. We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

June 6, 2011

Threadneedle Global Equity Income Fund

Columbia Global Equity Fund

(ii)	No gain or loss will be recognized by Acquired Fund upon (a) the transfer of its assets to Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of all liabilities of Acquired Fund or (b) the distribution of the Acquiring Fund Shares by Acquired Fund to its shareholders in liquidation;

(iii)	No gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of all liabilities of Acquired Fund;

(iv)	The tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer;

(v)	The holding periods of the assets of Acquired Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund;

(vi)	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their shares of Acquired Fund for the Acquiring Fund Shares;

(vii)	The aggregate tax basis of the Acquiring Fund Shares each Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(viii)	The holding period for the Acquiring Fund Shares each Acquired Fund shareholder receives in the Reorganization will include the period for which the shareholder held the Acquired Fund shares exchanged therefor, provided that the shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

(ix)	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

We express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction.

June 6, 2011

Threadneedle Global Equity Income Fund

Columbia Global Equity Fund

In connection with this opinion, we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service (“IRS”). In that ruling, the IRS held that the so-called “continuity of business enterprise” requirement necessary for tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS’s conclusion in this ruling has always been questionable. In addition, a series of private letter rulings issued in July 2005 and subsequent private letter rulings (that indicate the IRS’s view on these issues but on which, as a matter of law, we are not permitted to rely under Code Section 6110(k)(3)) suggest that the IRS’s position on this issue is evolving: in each of these rulings, the IRS relied upon historic business representations to conclude that the reorganization satisfied the continuity of business enterprise requirement. However, even if the IRS’s 1987 revenue ruling were a correct statement of law, the facts of the Reorganization would be distinguishable from those in the ruling.

We believe that Acquiring Fund will continue Acquired Fund’s historic business, within the meaning of Treas. Reg. § 1.368-1(d), as an open-end investment company that seeks growth of capital by investing in a global portfolio of equity securities. Although Acquiring Fund will dispose of securities formerly held by Acquired Fund, these dispositions will be in the normal course of operations (which include redemptions) and fully consistent with Acquiring Fund’s investment objectives and strategies, including those objectives and strategies it shares with Acquired Fund, and all proceeds generated by such dispositions not distributed, including in redemption, will be reinvested in a manner fully consistent with such policies. Based upon all the facts and circumstances including those recited above, we are of the opinion that Acquiring Fund will continue the historic business of Acquired Fund for the benefit of, among others, the historic stockholders of Acquired Fund, and that, as a result, the continuity of business enterprise doctrine is fulfilled. We call to your attention the fact that there is no case law, and Revenue Ruling 87-76 is the only ruling on which taxpayers can rely (i.e., the only ruling that is not a private letter ruling), dealing specifically with the application of the “continuity of business enterprise” requirement to a reorganization involving two or more investment companies.

June 6, 2011

Threadneedle Global Equity Income Fund

Columbia Global Equity Fund

No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP

March 7, 2011

Acquired Funds listed on Schedule A

c/o Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

Acquiring Funds listed on Schedule B

c/o Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Redomiciling (the “Agreement”) dated December 20, 2010, by and among: (i) Each entity listed as an “Acquired Company” on Schedule A attached hereto (“Schedule A”), organized as the corresponding “State and Form of Organization” listed on Schedule A, on behalf of either itself or each of its series, in each case listed as a corresponding “Acquired Fund” on Schedule A; (ii) each entity listed as an “Acquiring Company” on Schedule A, organized as a Massachusetts business trust, on behalf of each of its series listed as a corresponding “Acquiring Fund” on Schedule A; and (iii) Columbia Management Investment Advisers, LLC (“Columbia Management”), the investment adviser to the Acquired Funds and the Acquiring Funds. The Agreement describes 43 proposed reorganizations (each, a “Reorganization”) to occur as of the date of this letter (the “Closing Date”). Under the Agreement, each Reorganization is to be treated as if the Reorganization had been the subject of a separate agreement. In each Reorganization, one Acquiring Fund will acquire substantially all of the assets of the corresponding Acquired Fund listed on Schedule A in exchange for shares of beneficial interest in the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund following which the Acquiring Fund Shares received by the Acquired Fund will be distributed by the Acquired Fund to its shareholders in liquidation and termination of the Acquired Fund. In respect of each Reorganization, this opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you, for the benefit of the applicable Acquired Fund and Acquiring Fund, pursuant to Section 8.5 of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

In the case of each Reorganization, the Acquired Fund is either registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management

March 7, 2011

investment company or is a series of the corresponding Acquired Company, in which case the Acquired Company is so registered. Shares of the Acquired Fund are redeemable at net asset value at each shareholder’s option. The Acquired Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

In the case of each Reorganization, the Acquiring Fund is a series of its corresponding Acquiring Company listed on Schedule A, which is registered under the 1940 Act as an open-end management investment company. Shares of the Acquiring Fund are redeemable at net asset value at each shareholder’s option. The Acquiring Fund will elect to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

For purposes of this opinion, with respect to each Reorganization between an Acquired Fund and its corresponding Acquiring Fund listed on Schedule A, we have considered the Agreement, the Combined Prospectus/Proxy Statement filed on December 28, 2010, and such other items as we have deemed necessary to render this opinion. In addition, you have provided us with letters dated as of the date hereof, representing as to certain facts, occurrences and information upon which you have indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

With respect to each Reorganization between an Acquired Fund and its corresponding Acquiring Fund listed on Schedule A, based on the foregoing representations and assumptions and our review of the documents and items referred to above, we are of the opinion that, subject to the final paragraph hereof, for U.S. federal income tax purposes:

(i)	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	No gain or loss will be recognized by Acquired Fund upon (a) the transfer of its assets to Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of all liabilities of Acquired Fund or (b) the distribution of the Acquiring Fund Shares by Acquired Fund to its shareholders in liquidation;

(iii)	No gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by Acquiring Fund of all liabilities of Acquired Fund;

(iv)	The tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer;

March 7, 2011

(v)	The holding periods of the assets of Acquired Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund;

(vi)	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their shares of Acquired Fund for the Acquiring Fund Shares;

(vii)	The aggregate tax basis of the Acquiring Fund Shares each Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(viii)	The holding period for the Acquiring Fund Shares each Acquired Fund shareholder receives in the Reorganization will include the period for which the shareholder held the Acquired Fund shares exchanged therefor, provided that the shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

(ix)	Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Our opinion is based on the Internal Revenue Code of 1986, as amended, Treasury Regulations, Internal Revenue Service rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. The legal authorities on which this opinion is based may be changed at any time. Any such changes may be retroactively applied and could modify the opinions expressed above.

Very truly yours, /s/ Ropes & Gray LLP Ropes & Gray LLP

SCHEDULE A

Acquired Fund † (Name Prior to Sept. 27, 2010)	Acquired Fund † (Name Effective on Sept. 27, 2010)	Fiscal Year End †	Acquired Company †	State and Form of Organization †	Acquiring Fund †	Acquiring Company †
RiverSource Absolute Return Currency and Income Fund	Columbia Absolute Return Currency and Income Fund	10/31	RiverSource Global Series, Inc.	Minnesota corporation	Columbia Absolute Return Currency and Income Fund	RiverSource Series Trust

RiverSource Cash Management Fund	Columbia Money Market Fund	7/31	RiverSource Money Market Series, Inc.	Minnesota corporation	Columbia Money Market Fund	RiverSource Series Trust

RiverSource Disciplined Equity Fund	Columbia Large Core Quantitative Fund	7/31	RiverSource Large Cap Series, Inc.	Minnesota corporation	Columbia Large Core Quantitative Fund	RiverSource Series Trust

RiverSource Disciplined Large Cap Growth Fund	Columbia Large Growth Quantitative Fund	9/30	RiverSource Investment Series, Inc.	Minnesota corporation	Columbia Large Growth Quantitative Fund	RiverSource Series Trust

RiverSource Disciplined Large Cap Value Fund	Columbia Large Value Quantitative Fund	9/30	RiverSource Investment Series, Inc.	Minnesota corporation	Columbia Large Value Quantitative Fund *	RiverSource Series Trust

RiverSource Diversified Bond Fund	Columbia Diversified Bond Fund	8/31	RiverSource Diversified Income Series, Inc.	Minnesota corporation	Columbia Diversified Bond Fund	RiverSource Series Trust

RiverSource Diversified Equity Income Fund	Columbia Diversified Equity Income Fund	9/30	RiverSource Investment Series, Inc.	Minnesota corporation	Columbia Diversified Equity Income Fund	RiverSource Series Trust

RiverSource Dividend Opportunity Fund	Columbia Dividend Opportunity Fund	6/30	RiverSource Sector Series, Inc.	Minnesota corporation	Columbia Dividend Opportunity Fund	RiverSource Series Trust

RiverSource Emerging Markets Bond Fund	Columbia Emerging Markets Bond Fund	10/31	RiverSource Global Series, Inc.	Minnesota corporation	Columbia Emerging Markets Bond Fund	RiverSource Series Trust

RiverSource Equity Value Fund	Columbia Equity Value Fund	3/31	RiverSource Strategy Series, Inc.	Minnesota corporation	Columbia Equity Value Fund	RiverSource Series Trust

RiverSource Floating Rate Fund	Columbia Floating Rate Fund	7/31	RiverSource Bond Series, Inc.	Minnesota corporation	Columbia Floating Rate Fund	RiverSource Series Trust

RiverSource Global Bond Fund	Columbia Global Bond Fund	10/31	RiverSource Global Series, Inc.	Minnesota corporation	Columbia Global Bond Fund	RiverSource Series Trust

RiverSource Government Money Market Fund, Inc.	Columbia Government Money Market Fund, Inc.	12/31	Columbia Government Money Market Fund, Inc.	Maryland corporation	Columbia Government Money Market Fund, Inc.	RiverSource Series Trust

RiverSource High Yield Bond Fund	Columbia High Yield Bond Fund	5/31	RiverSource High Yield Income Series, Inc.	Minnesota corporation	Columbia High Yield Bond Fund	RiverSource Series Trust

RiverSource Income Builder Basic Income Fund	Columbia Income Builder Fund	1/31	RiverSource Income Series, Inc.	Minnesota corporation	Columbia Income Builder Fund *	RiverSource Series Trust

RiverSource Income Opportunities Fund	Columbia Income Opportunities Fund	7/31	RiverSource Bond Series, Inc.	Minnesota corporation	Columbia Income Opportunities Fund *	RiverSource Series Trust

RiverSource Inflation Protected Securities Fund	Columbia Inflation Protected Securities Fund	7/31	RiverSource Bond Series, Inc.	Minnesota corporation	Columbia Inflation Protected Securities Fund	RiverSource Series Trust

RiverSource Limited Duration Bond Fund	Columbia Limited Duration Credit Fund	7/31	RiverSource Bond Series, Inc.	Minnesota corporation	Columbia Limited Duration Credit Fund	RiverSource Series Trust

RiverSource Mid Cap Growth Fund	Columbia Mid Cap Growth Opportunity Fund	11/30	RiverSource Equity Series, Inc.	Minnesota corporation	Columbia Mid Cap Growth Opportunity Fund	RiverSource Series Trust

RiverSource Mid Cap Value Fund	Columbia Mid Cap Value Opportunity Fund	9/30	RiverSource Investment Series, Inc.	Minnesota corporation	Columbia Mid Cap Value Opportunity Fund	RiverSource Series Trust

RiverSource Minnesota Tax-Exempt Fund	Columbia Minnesota Tax-Exempt Fund	8/31	RiverSource Special Tax-Exempt Series Trust	Massachusetts business trust	Columbia Minnesota Tax-Exempt Fund *	RiverSource Series Trust

RiverSource Partners International Select Value Fund	Columbia Multi-Advisor International Value Fund	10/31	RiverSource International Managers Series, Inc.	Minnesota corporation	Columbia Multi-Advisor International Value Fund	RiverSource Series Trust

Acquired Fund † (Name Prior to Sept. 27, 2010)	Acquired Fund † (Name Effective on Sept. 27, 2010)	Fiscal Year End †	Acquired Company †	State and Form of Organization †	Acquiring Fund †	Acquiring Company †
RiverSource Partners Small Cap Value Fund	Columbia Multi-Advisor Small Cap Value Fund	5/31	RiverSource Managers Series, Inc.	Minnesota corporation	Columbia Multi-Advisor Small Cap Value Fund	RiverSource Series Trust

RiverSource Portfolio Builder Aggressive Fund	Columbia Portfolio Builder Aggressive Fund	1/31	RiverSource Market Advantage Series, Inc.	Minnesota corporation	Columbia Portfolio Builder Aggressive Fund	RiverSource Series Trust

RiverSource Portfolio Builder Conservative Fund	Columbia Portfolio Builder Conservative Fund	1/31	RiverSource Market Advantage Series, Inc.	Minnesota corporation	Columbia Portfolio Builder Conservative Fund	RiverSource Series Trust

RiverSource Portfolio Builder Moderate Aggressive Fund	Columbia Portfolio Builder Moderate Aggressive Fund	1/31	RiverSource Market Advantage Series, Inc.	Minnesota corporation	Columbia Portfolio Builder Moderate Aggressive Fund	RiverSource Series Trust

RiverSource Portfolio Builder Moderate Conservative Fund	Columbia Portfolio Builder Moderate Conservative Fund	1/31	RiverSource Market Advantage Series, Inc.	Minnesota corporation	Columbia Portfolio Builder Moderate Conservative Fund	RiverSource Series Trust

RiverSource Portfolio Builder Moderate Fund	Columbia Portfolio Builder Moderate Fund	1/31	RiverSource Market Advantage Series, Inc.	Minnesota corporation	Columbia Portfolio Builder Moderate Fund	RiverSource Series Trust

RiverSource Short-Term Cash Fund	Columbia Short-Term Cash Fund	7/31	RiverSource Short Term Investments Series, Inc.	Minnesota corporation	Columbia Short-Term Cash Fund	RiverSource Series Trust

RiverSource Strategic Allocation Fund	Columbia Strategic Allocation Fund	9/30	RiverSource Strategic Allocation Series, Inc.	Minnesota corporation	Columbia Strategic Allocation Fund	RiverSource Series Trust

RiverSource Tax-Exempt Bond Fund	Columbia AMT-Free Tax-Exempt Bond Fund	11/30	RiverSource Tax-Exempt Series, Inc.	Minnesota corporation	Columbia AMT-Free Tax-Exempt Bond Fund	RiverSource Series Trust

RiverSource U.S. Government Mortgage Fund	Columbia U.S. Government Mortgage Fund	5/31	RiverSource Government Income Series, Inc.	Minnesota corporation	Columbia U.S. Government Mortgage Fund *	RiverSource Series Trust

Seligman Communications and Information Fund, Inc.	Columbia Seligman Communications and Information Fund, Inc.	12/31	Columbia Seligman Communications and Information Fund, Inc.	Maryland corporation	Columbia Seligman Communications and Information Fund, Inc.	RiverSource Series Trust

Seligman Frontier Fund, Inc.	Columbia Frontier Fund, Inc.	10/31	Columbia Frontier Fund, Inc.	Maryland corporation	Columbia Frontier Fund, Inc.	RiverSource Series Trust

Seligman Global Technology Fund	Columbia Seligman Global Technology Fund	10/31	Seligman Global Fund Series, Inc.	Maryland corporation	Columbia Seligman Global Technology Fund *	RiverSource Series Trust

Seligman Global Technology Portfolio	Seligman Global Technology Portfolio	12/31	Seligman Portfolios, Inc.	Maryland corporation	Seligman Global Technology Portfolio *	RiverSource Variable Series Trust

Seligman Large-Cap Value Fund	Columbia Select Large-Cap Value Fund	12/31	Seligman Value Fund Series, Inc.	Maryland corporation	Columbia Select Large-Cap Value Fund	RiverSource Series Trust

Seligman Smaller-Cap Value Fund	Columbia Select Smaller-Cap Value Fund	12/31	Seligman Value Fund Series, Inc.	Maryland corporation	Columbia Select Smaller-Cap Value Fund	RiverSource Series Trust

Threadneedle Asia Pacific Fund	Columbia Asia Pacific ex-Japan Fund	10/31	RiverSource International Series, Inc.	Minnesota corporation	Columbia Asia Pacific ex-Japan Fund	RiverSource Series Trust

Threadneedle Emerging Markets Fund	Columbia Emerging Markets Opportunity Fund	10/31	RiverSource Global Series, Inc.	Minnesota corporation	Columbia Emerging Markets Opportunity Fund	RiverSource Series Trust

Threadneedle European Equity Fund	Columbia European Equity Fund	10/31	RiverSource International Series, Inc.	Minnesota corporation	Columbia European Equity Fund	RiverSource Series Trust

Threadneedle Global Equity Fund	Columbia Global Equity Fund	10/31	RiverSource Global Series, Inc.	Minnesota corporation	Columbia Global Equity Fund *	RiverSource Series Trust

Threadneedle Global Extended Alpha Fund	Columbia Global Extended Alpha Fund	10/31	RiverSource Global Series, Inc.	Minnesota corporation	Columbia Global Extended Alpha Fund	RiverSource Series Trust

†

An “Acquired Fund,” a “Fiscal Year End,” an “Acquired Company,” a “State and Form of Organization,” an “Acquiring Fund” and an “Acquiring Company” are “corresponding” if they are listed on the same row.

*	Subsequent to the Reorganization and as part of a separate plan, Acquiring Fund is expected to acquire another regulated investment company.